Investments in Entities and its Valuations	12 Months Ended
Mar. 31, 2020
Investments in Entities and its Valuations [Abstract]
INVESTMENTS IN ENTITIES AND ITS VALUATIONS
9.	INVESTMENTS IN ENTITIES AND ITS VALUATIONS

JiaXing YiTou ShangMa Investments Limited Partnership Company

On December 2014, the Company acquired 10% ownership interest in JiaXing YiTou ShangMa Investments Limited Partnership Company ("JiaXing YiTou"). JiaXing YiTou invests in industrial companies and investment management. It is located in Jiaxing City, Zhejiang Province, PRC. Such investment is accounted for under the cost method. The Company recognized an investment income of $0, $0 and $0 as other income for the years ended March 31, 2020, 2019, and 2018, respectively. The Company recognized an impairment loss on investment in the amount of $0, $74,507, and $0 for the years ended March 31, 2020, 2019, and 2018.

Investments Valuation

The Company continually reviews its investments in equity investees to determine whether a decline in fair value below the carrying value is other than temporary. The primary factors the Company considers in its determination are the length of time that the fair value of the investment is below the Company's carrying value; the financial condition, operating performance and the prospects of the equity investee; and other company specific information such as industry data, general economic conditions, cash flows forecasts or any recent financing rounds. If the decline in fair value is deemed to be other than temporary, the carrying value of the equity investee is written down to fair value.

The Company evaluates its cost method investments in accordance to ASC 325-20-35. Impairment charges in connection with its cost method investments were $0, $75,547, and $0 for the years ended March 31, 2020, 2019 and 2018, respectively.

The carrying amount of the investments consist of the following:

	As of March 31,
	2020	2019
JiaXing YiTou ShangMa Investments Limited Partnership Company	$-	$-
Total, net	$-	$-